Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The certification set forth below is being submitted in connection with the Annual Report on Form 20-F of Vitru Brasil Empreendimentos, Participações e Comércio S.A. (the “Company”) for the fiscal year ended December 31, 2023 (the “Report”), I, William Victor Kendrick de Matos Silva, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Vitru Brasil Empreendimentos, Participações e Comércio S.A.
Date:	June 4, 2024	By:	/s/ William Victor Kendrick de Matos Silva
			Name:	William Victor Kendrick de Matos Silva
			Title:	Principal Financial Officer